                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 12, 2000

                                 TRACK `N TRAIL
                                 --------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-22359                  91-1778085
------------------------------       ------------            -----------------
 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)


     4961-A WINDPLAY DRIVE, EL DORADO HILLS, CA                      95762
    -------------------------------------------               -------------
       (Address of principal executive offices)                  (Zip Code)

                                 (916) 933-4525
                                 --------------
                         (Registrant's telephone number,
                              including area code)

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Item 5.  OTHER EVENTS.

         On March 30, 2000, Track `n Trail, a Delaware corporation ("Track `n Trail"), issued a press release announcing it will trade on NASDAQ THE SMALL CAP MARKET. A copy of the press release is included as an exhibit to this Form 8-K.

Item 7.  EXHIBITS.

         (99.1)   Press release, dated March 30, 2000, issued by Track `n Trail


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 12, 2000

                                        TRACK `N TRAIL



                                        By /s/ Daniel J. Nahmens
                                          --------------------------------------
                                              Daniel J. Nahmens
                                        Executive Vice President - Finance,
                                        Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION

 (99.1)           Press release, dated March 30, 2000, issued by Track `n Trail



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